UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 25, 2017

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	609-655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-
2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-
4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of 1st Constitution Bancorp (the “Company”) was held on Thursday, May 25, 2017.

At the Annual Meeting, each of J. Lynne Cannon, Carmen M. Penta and William J. Barrett was elected as a Class I director of the Company to serve a term of one year to expire at the 2018 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified; each of James G. Aaron and Antonio L. Cruz was elected as a Class II director of the Company to serve a term of two years to expire at the 2019 Annual Meeting of Shareholders or until his successor is duly elected and qualified; and each of Robert F. Mangano, Edwin J. Pisani and Roy D. Tartaglia was elected as a Class III director of the Company to serve a term of three years to expire at the 2020 Annual Meeting of Shareholders or until his successor is duly elected and qualified.  The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes
J. Lynne Cannon	4,174,451	219,827	2,608,437
Carmen M. Penta	4,224,574	169,704	2,608,437
William J. Barrett	4,194,230	200,048	2,608,437
James G. Aaron	3,951,854	442,424	2,608,437
Antonio L. Cruz	4,224,574	169,704	2,608,437
Robert F. Mangano	4,222,934	171,344	2,608,437
Edwin J. Pisani	4,224,474	169,804	2,608,437
Roy D. Tartaglia	4,224,474	169,704	2,608,437

Directors whose term of office continued following the meeting were Charles S. Crow, III and William M. Rue.

An advisory (non-binding) vote on executive compensation was taken at the Annual Meeting. The proposal was approved by the shareholders, with 3,699,170 shares voting in favor of the proposal and 638,303 shares voting against the proposal. There were 56,805 abstentions and 2,608,437 broker non-votes.
A vote of the shareholders was taken at the Annual Meeting to approve a proposal to ratify the selection of BDO USA LLP as the independent registered public accounting firm of the Company for the Company’s 2017 fiscal year.  The proposal was approved by the shareholders, with 6,670,516 shares voting in favor of the proposal and 331,483 shares voting against the proposal. There were 716 abstentions and there were no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: May 26, 2017	By:	/s/ STEPHEN J. GILHOOLY
Name: Stephen J. Gilhooly
Title: Senior Vice President, Treasurer and Chief Financial Officer